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                                                                   EXHIBIT 10.28
                                 FIRST AMENDMENT
                                       TO
                       REDUCING REVOLVING CREDIT AGREEMENT

         This First Amendment ("First Amendment") to Reducing Revolving Credit Agreement ("Credit Agreement") dated as of March 30, 2000, originally by and among ENERGY PARTNERS, LTD., a Delaware corporation, as Borrower, the several banks and financial institutions from time to time parties thereto as Banks, and BANK ONE, TEXAS, N.A., a national banking association, as the initial Bank, as the LC Issuer and as Agent for the Banks, is entered into this 10th day of August 2000.

                                   WITNESSETH:

         WHEREAS, pursuant to Section 9.05 of the Credit Agreement, certain Purchasing Banks have purchased portions of Bank One, Texas, N.A.'s ("Bank One") Commitment under the Credit Agreement, subject to, and conditioned upon, the matters set forth in this First Amendment; and

         WHEREAS, Borrower, Bank One as a Bank, as the LC Issuer and as Agent, and each of the Purchasing Banks desire to amend the Credit Agreement as set forth herein; and

         WHEREAS, subsequent to the execution of the Commitment Transfer Supplement pursuant to which it agreed to become a Purchasing Bank, the Bank formerly known as Chase Bank of Texas, N.A. changed its name to The Chase Manhattan Bank.

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

         I. Amendments to Credit Agreement.

         Article I, DEFINITIONS, of the Credit Agreement is hereby amended by replacing the following defined term in its entirety to read as follows:

         "Permitted Hedge Agreement" means any Hedge Agreement which Borrower enters into with or through a counterparty that has a credit rating of at least "A-" by Standard and Poors or "A(3)" by Moody's Investment Service, together with the confirmations which Borrower may hereafter enter into with or through such counterparty covering, in the aggregate, among all such Hedge Agreements, not more than seventy percent (70%) of the Proved Reserves that are (i) attributable to Borrower's interest in the Borrowing Base Oil and Gas Properties and
         (ii) projected to be produced during the term(s) of such Hedge Agreement(s).

         Article I, DEFINITIONS, of the Credit Agreement is hereby further amended by adding thereto the following defined terms:

         "Documentation Agent" means BNP Paribas, and each successor to such agent position.

         "Syndication Agent" means The Chase Manhattan Bank, and each successor to such agent position.


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         Article I, DEFINITIONS, to the Credit Agreement is hereby further amended by deleting therefrom the definition of "Agent," and by replacing that deleted definition with the following definition:

         "Administrative Agent" means Bank One, Texas, NA, as agent for the Banks hereunder and under the other Loan Documents, and each successor agent.

         Section 2.04, Payment of Interest under the Notes, is hereby amended by revising clause (A)(2) thereof in its entirety to read as follows:

         (2) Interest accruing on any LIBOR Loan during any Interest Period shall be payable on the first Business Day of the next Interest Period except that: (a) with respect to LIBOR Loans for which Borrower has selected an Interest Period of six (6) months, interest will be payable on the first Business Day following the ninetieth (90th) day after the commencement of such Interest Period and on the first Business Day of the next Interest Period, (b) interest will be payable on the Facility Termination Date on any LIBOR Loan with an Interest Period ending on the Facility Termination Date; and provided that (c) all accrued interest on any LIBOR Loan converted or prepaid pursuant to Section
         2.11 shall be paid immediately upon such prepayment or conversion.

         Section 7.01, Enumeration of Events of Default, is hereby amended by revising paragraph (e) thereof in its entirety to read as follows:

         Default shall be made by the Borrower (as principal or other surety) in payment or performance of any bond, debenture, note or other evidence of Indebtedness for borrowed money, or under any credit agreement, loan agreement, indenture, promissory note or similar agreement or instrument executed in connection with any of the forgoing, relating to any Indebtedness in an aggregate amount of One Hundred Thousand Dollars ($100,000.00) or more, and such default shall remain unremedied for in excess of the period of grace, of any, with respect thereto.

         ARTICLE VIII, THE AGENT, is hereby amended by adding the following new
Section 8.08 thereto:

                  8.08 Amendment to Agent Provisions pursuant to First Amendment. In connection with the substitution pursuant to the First Amendment of the term "Administrative Agent" in place of the term "Agent" in the DEFINITIONS, effective from and after the date of the First Amendment the term "Administrative Agent" shall be deemed substituted for the term "Agent" at every other place throughout Credit Agreement where the term "Agent" appears. No amendment shall be required to be made to any of the Security Instruments heretofore or hereafter entered into by Borrower pursuant to the Credit Agreement, to the extent they are granted to or for the benefit of Bank One, Texas, N.A. (or any successor Administrative Agent), as "Agent," and future Security Instruments required to be delivered by Borrower hereunder shall be granted to or for the benefit of Bank One, Texas, N.A. (or any successor Administrative Agent), as "Agent."


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         Schedule 1.01(b), Commitment Amounts and Aggregate Commitment Amount,
attached to the Credit Agreement is hereby replaced and superseded by Schedule 1.01(b) attached to the First Amendment.

         Schedule 2.06, Borrowing Base and Monthly Borrowing Base Reduction, attached to the Credit Agreement is hereby replaced and superseded by Schedule
2.06 attached to the First Amendment.

         III. Conditions Precedent in Connection with the First Amendment. The First Amendment shall not be binding on the Banks until satisfaction of the following conditions precedent:

                  A. Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the First Amendment, the Commitment Transfer Supplement and the replacement Notes referred to in Schedule III of the Commitment Transfer Supplement, all duly executed by an authorized officer for Borrower.

                  B. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects on the date of the First Amendment with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the First Amendment.

                  C. All legal matters incident to the consummation of the transactions contemplated by the First Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

                  D. All reasonable and documented legal fees owed by Bank to Porter & Hedges, L.L.P. in connection with the First Amendment shall have been paid by Borrower.

         IV. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, except as provided in paragraph IV.A., below, and additionally represents and warrants as follows:

                  A. The execution and delivery of this First Amendment and the performance by the Borrower of its obligations under this First Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower, except with respect to non-compliance with the contractual provisions described on Exhibit "A" to this First Amendment, which are in the process of being rectified.


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                  B. The Credit Agreement as amended by this First Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

         V. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         VI. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         VII. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

         VIII. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This First Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this First Amendment or any other Security Instrument; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

         IX. Severability. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.

         X. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         XI. Section Captions. Section captions used in this First Amendment are for convenience of reference only, and shall not affect the construction of this First Amendment.

         XII. Successors and Assigns. This First Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

         XIII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving


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tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         XIV. NOTICE. THIS FIRST AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                                    BORROWER:

                                    ENERGY PARTNERS, LTD.

                                    By: /s/ SUZANNE V. BAER
                                       -----------------------------------------
                                         Suzanne V. Baer
                                         Vice President, Chief Financial Officer

                                    ADMINISTRATIVE AGENT, LC ISSUER AND
                                    BANK:

                                    BANK ONE, TEXAS, N.A.

                                    By: /s/ STEVE SHATTO
                                       -----------------------------------------
                                         Steve Shatto
                                         Vice President




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                                SYNDICATION AGENT AND BANK:

                                THE CHASE MANHATTAN BANK

                                By: /s/ ROBERT C. MERTENSOTTO
                                   -------------------------------------------
                                Name: Robert C. Mertensotto
                                     -----------------------------------------
                                Title: Managing Director
                                      ----------------------------------------

                                DOCUMENTATION AGENT AND BANK:

                                BNP PARIBAS

                                By: /s/ BRIAN M. MALONE AND /s/ BETSY JOCHER
                                   -------------------------------------------
                                Name: Brian M. Malone and Betsy Jocher
                                     -----------------------------------------
                                Title: Director and Vice President
                                      ----------------------------------------

                                BANK:

                                WHITNEY NATIONAL BANK

                                By: /s/ AIMEE ALIS KITCHEN
                                   -------------------------------------------
                                Name: Aimee Alis Kitchen
                                     -----------------------------------------
                                Title: Assistant Vice President
                                      ----------------------------------------



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